EFH Corp. Investor Meetings Discussion Deck May 2009 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: changes in the ERCOT electricity market, including a regulatory or legislative change, that result in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program. In addition, the forward-looking statements in this presentation regarding the company’s new generation plants could be affected by, among other things, EFH Corp.’s ability to timely manage the construction of the new plants, labor strikes or labor or materials shortages, and any unexpected judicial rulings with respect to the plants’ construction permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

Energy Future Holdings Businesses
1,903
Capex³
28,422
Net Debt²
3,258
Adjusted EBITDA²
3/31/09¹
TCEH
2,845
Capex³
39,355
Net Debt²
4,571
Adjusted EBITDA²
3/31/09¹
EFH
925 Capex
5,479
Net Debt²
1,297
Adjusted EBITDA²
3/31/09¹
Oncor
EFH’s three distinct businesses each have their own value drivers, as does EFH
Business Services, which operates to support the businesses.
Texas Competitive Electric
Holdings Company LLC (“TCEH”)
Ring-fenced
EFH
Business
Services
17 Capex
16
Adjusted EBITDA²
3/31/09¹
Business Services
1
As of 3/31/09 or twelve months ended 3/31/09
2
See Appendix for Regulation G reconciliations and definition.
3
Includes capitalized interest and nuclear fuel purchases
5,454
Net Debt¹
3/31/09¹
Corporate
March 31, 2009; $ millions

2
nd
largest competitive
electric generator in US
Largest lignite/coal and
nuclear baseload
generation fleet in Texas
Low-cost lignite reserves
Largest T&D utility in
Texas
High-growth service
territory
Constructive regulatory
regime
Largest retail
electricity  provider in
Texas
Strong customer growth
over previous year
The #1 transmission and distribution utility, retail electricity provider and power generator in Texas.
EFH Corp. Overview

Oncor Overview
Value Drivers
Business Profile
Oncor focuses on maintaining safe operations, achieving a high level of reliability, minimizing service interruptions and investing in its transmission and distribution infrastructure to serve a growing customer base.
6
th
largest US transmission & distribution
company
Low costs and high reliability
No commodity position
Accelerated recovery of investments in
advanced meters and transmission
$1.3 billion CREZ investment
Supportive regulatory environment
11.25% authorized ROE (11.5% requested)
Expedited capital expenditure recovery
(transmission and AMS)
Low operating costs per customer
Strong demand growth vs. US average
Top quartile reliability (SAIDI) and safety
62
64
65
66
68
69
70
72
73
74
62
2007A 2008A 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E
Sources: ERCOT, CDR Report, December 2008
Capital expenditure estimates
08–12E;
$ billions
Projected peak demand growth
1
Minimum capital spending of $3.6 billion over a five-year period, including AMS
2
Based on ERCOT cost  estimates
T&D CREZ Total
4.9
1.3
3.6
1
1
2

New Oncor Infrastructure
Oncor expects to invest ~$1.3 billion
1
over
the next 4 years on new transmission lines…
…to support the continued buildout of
wind capacity in Texas
Oncor’s investment in CREZ will receive accelerated recovery, consistent with other transmission investment, mitigating regulatory delay.
1
PUC awarded approximately $1.3 billion (based on ERCOT estimates) of the CREZ buildout to Oncor.

Oncor Demand-Side Management
Oncor is leading the largest smart-meter deployment in the US with an initiative to have 3.4 million meters connected by 2012 (with over 200,000 meters installed through April 2009)
Oncor recovers its investment through a
PUC-approved surcharge
Customer monitoring of consumption
“Smart” appliances
Dynamic pricing
Oncor’s
energy efficiency filing has been approved and is reflected in rates.
Oncor to deploy ~$690 million of capital
for smart meters…
…that will enable key DSM initiatives

Oncor Areas Of Focus – 2009
Safety and reliability
AMS
Full deployment of advanced meters expected by 2012 (over 200,000 meters installed through April 2009)
Capital investment of ~$690 million
Recovery through monthly surcharge over 11 years, began January 2009
($2.21 per month for average residential customer)
Rate Case
June 2008 filing required as part of merger-related settlement with PUC
Oncor filing supports a $253 million increase in rates
Four-week hearing concluded in February 2009
Final order expected Summer 2009
CREZ
PUC selected Oncor to construct ~$1.3 billion
1
of CREZ project in February 2009
Oncor acknowledged by PUC as leading transmission utility in Texas, awarded more buildout than any other participant
Oncor awarded a significant number of priority lines requiring expedited construction
1 Based on ERCOT cost  estimates

TXU Energy Overview
TXU Energy is the leading electricity retailer in the ERCOT market.
Value Drivers
Brand recognition
• 3/31/09 Residential market share of 37%
• 3/31/09 Business market share of 27%
Balance Sheet
• Combined TCEH risk management and liquidity
light capital structure
Back Office
• Latest CRM/marketing technology (SAP)
Margins (5–10% net)
Strong brand recognition
Innovative products and services
Committed to low income assistance and Energy Aid
1.9
1.5
0.7
0.3
0.2
0.1
TXU Energy RRI Direct
Energy
Stream
Energy
First Choice Green
Mountain
Source: KEMA, latest available company filings, TXU Energy estimates.
Business Profile
Residential customers/meters
At 12/31/08; millions
Sources: NERC, ERCOT
1.6
1.8
US Average ERCOT
13%
Projected annual demand growth
US avg. and ERCOT; CAGR (2007A-2017E)
TXU Energy total residential customers
2002-3/31/09; end of period, thousands
2,477
2,207
2,145
1,982
1,850
1,856
1,914
1,930
2002 2003 2004 2005 2006 2007 2008 3/31/09
Merger Closed
TXU Energy has invested to create a new public image,
successfully reversing residential market share decline.
1 2006–2008 counts restated with offset to small business market (SMB) class to conform to current presentation
1
In areas with customer choice within ERCOT
1
1

TXU Energy Areas Of Focus – 2009
Profitable Growth
Expand market share in South Texas
Maintain residential market share in North Texas
Selectively add profitable business markets customers
Customer Care System
Complete transformation by mid-2009
Utilize system to enhance customer experience and brand
Risk Management
Accurate forecasting of customer needs
Align pricing with risk (swing, liquidity, etc.)
Active management and monitoring of procurement position to align with changing market conditions

1
Includes 818 MW of mothballed gas plant capacity, 4,016 MW of gas plant capacity intended to be mothballed or retired and 2,181 MW of new coal-fueled generation under construction that is expected to come online in 2009 and 2010. As of 5/08/09, total capacity was 18,320 MW, reflecting the retirement in May 2009 of 10 units (2,226 MW) of gas-fueled generation and 2,181
MW of new coal-fueled generation under construction.
2
At 12/31/08 or twelve months ended 12/31/08
3
Excludes purchased power
4
Total lignite and PRB fuel expense excluding emissions
6%
66%
28%
Luminant Overview
Business Profile
Generation
Baseload around-the-clock assets that dispatch
at low heat rate levels
~2,200 MW of capacity under construction
Low-cost lignite reserves - Luminant mines ~20
million tons of lignite annually
Liquidity-light natural gas hedging program
designed to provide cash flow security
Voluntary
SO2
and NO
x
emission reduction
program expected to reduce emissions below
US averages
Comanche Peak expansion through Mitsubishi
partnership expected to provide a low-cost
nuclear growth option
11%
61%
22%
11%
Coal Gas Nuclear
Generating capacity
2008 ; MW
Total generation
2008 ; GWh
20,546 MW
68,263 GWh
New Build-Coal
Safety
Wholesale power prices
Baseload reliability
Mining operations
Fuel costs
O&M costs
Operational excellence/continuous improvement
Stable competitive market
Value Drivers
1.33
0.99
Lignite Delivered
PRB
2.92
1.53
Lignite Delivered
PRB
Lignite/coal vs. PRB fuel cost
4
05-07 Average; $/MMBtu
13E; $/MMBtu
1 3
2
2

Luminant Areas Of Focus – 2009
Safety
Industry leading performance at plants and mines
Operations
Bring Sandow 5 and Oak Grove 1 online and continue construction of Oak
Grove 2
Top decile/quartile availability at Comanche Peak and existing coal plants
Further embed “Luminant Operating System” and drive continuous improvement in plant and mine operations
Development
Continue to advance Comanche Peak 3 & 4 options
Explore opportunities for new technologies, including wind, solar, next generation coal and new demand sources such as plug-in hybrid electric vehicles (PHEV)
Risk Management
Continue effective and efficient hedging program that is intended to secure cash flows

EFH Corp. Debt Structure
1 Summary diagram includes unamortized discounts and premiums and excludes subsidiaries of EFH that are not subsidiaries of Energy Future Intermediate Holding Company or Energy Future Competitive
Holdings Company, including TXU Receivables Company, which buys receivables from TXU Energy and sells undivided interest in such receivables under the TXU receivables program. The existing debt amount for EFH includes a financing lease of an indirect subsidiary of EFH not included in the diagram above.
2 Includes Deposit Letter of Credit Facility of $1,250 million that is shown as debt on TCEH’s balance sheet offset by $1,250 million of restricted cash
3 Includes securitization bonds issued by Oncor Electric Delivery Transmission Bond Company LLC
4 Includes $400 million of investments posted with counterparty
Investor Group
EFH
$1.9 billion existing debt
Guarantor of $4.5 billion EFH Notes
$5.6 billion of debt
Energy Future
Intermediate
Holding
Company
Energy Future
Competitive
Holdings
Company
TCEH
Oncor Electric
Delivery Holdings
Ring-fenced entities
Guarantor of $6.8 billion TCEH and $4.5 billion EFH Notes
Guarantor of TCEH Sr. Secured Facilities and
Commodity Collateral Posting Facility (CCP)
$0.1 billion of existing debt
Guarantor of $6.8 billion Cash Pay and
PIK Toggle TCEH Notes
Guarantor of TCEH Sr. Secured Facilities
and CCP
$6.8 billion Cash Pay/PIK Toggle TCEH Notes
$22.1 billion Sr. Secured Facilities
~20%
Minority
Investor
$4.5 billion Cash Pay/PIK Toggle EFH Notes
$1.6 billion of other debt
As of March 31, 2009
$0.0 billion of CCP
Debt Outstanding ($ billions)
EFH $   6.4
EFCH 0.1
TCEH 30.5
Non-regulated 37.0
Oncor 5.6
Total debt 42.6
Cash and cash equivalents (1.9)
Restricted cash (1.3)
Net debt   $39.4
1
3
2
4

EFH Corp. Liquidity Management
2
4,492
5,469
8,050
3
4
1
Cash borrowings of $1.250 billion were drawn on this facility in October 2007 and have been retained as restricted cash. Letters of credit are supported by the restricted cash.
2
Facility to be used for letters of credit and borrowings for general corporate purposes.
3
As of 3/31/09, the TCEH Revolving Credit Facility includes approximately $142 million of undrawn commitments from a subsidiary of Lehman Brothers that has filed for bankruptcy.  This amount is only available from the fronting banks and the swingline lender and excludes $26 million of requested draws not funded by the Lehman subsidiary. The TCEH Delayed Draw
Term Loan Facility excludes $5 million of undrawn commitments and $11 million of requested draws that have not been funded by the Lehman subsidiary.
4
Facility to be used to fund expenditures for constructing certain new generation facilities and environmental upgrades of existing generation facilities, including previously incurred expenditures not yet funded under this facility. Availability amount excludes $16 million of commitments fro a subsidiary of Lehman Brothers Holding Inc. that has filed for bankruptcy under
Chapter 11 of the US Bankruptcy Code.  This commitment under this facility terminates in October 2009.
5
Includes $400 million cash and $50 million letter of credit investment, maturing on 3/31/09, in collateral funding transactions with counterparties to interest rate swaps.
6
Pursuant to the Public Utility Commission of Texas (PUC) rules, TCEH is required to maintain available liquidity to assure adequate credit worthiness of TCEH’s retail electric provider subsidiaries, including the ability to return customer deposits, if necessary. As a result, at 3/31/09, the total availability under the TCEH credit facilities should be further reduced by $235 million.
EFH Corp. (excluding Oncor) available liquidity
As of 3/31/09; $ millions
• EFH Corp. and TCEH elected to
exercise the PIK feature of their Toggle
Notes to defer payment in the aggregate
of ~$233 million for the May 1, 2009
interest payment and ~$246 million for
the November 1, 2009 interest payment
• Remaining capacity to exercise the PIK
feature through November 2012 could
further enhance liquidity by ~$1.4
billion
• Liquidity reflected in the table does not
include the unlimited capacity available
under the Commodity Collateral Posting
Facility for ~750 million MMBtu of
natural gas hedges
1
5
6
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated ongoing needs, but will continue to monitor dislocated market conditions to ensure financial flexibility.
4,100
3,774
2,700
926
1,748
1,250
769
481
450
310
1,503
Facility Limit LOCs/Cash Borrowings Availability
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
TCEH Delayed Draw Term Loan Facility
Short Term Investments

EFH Business Services Areas Of Focus – 2009
Liquidity
Continue monitoring liquidity with stress and scenario testing
Focus on working capital improvement
Debt Management
Identify opportunities to delever and/or extend 2014 maturities
Financial Discipline and Service
Business services transformation to capture cost savings in a depressed outsourcing market
Aggressive performance management of operations
Increase efficiency and service capabilities to support business units

Appendix – Additional Slides and Regulation G Reconciliations

1
Includes 818 MW of mothballed gas plant capacity, 1,135 MW of gas plant capacity intended to be mothballed, 655 MW of gas plant capacity currently subject to negotiation for RMR status with ERCOT and 2,226 MW of gas plant capacity retired in May 2009.
Summer 2009 ERCOT supply stack - indicative
Luminant plants are typically on the “book-ends” of the supply stack.
ERCOT’s
marginal price is set by natural gas in most hours of the year.
Sources: ERCOT and Energy Velocity        Ventyx
0
4
8
12
16
20
0 10 20 30 40 50 60 70 80
Cumulative GW
Luminant nuclear plant
Luminant lignite/coal plants
Luminant gas plants
1
Legend
ERCOT Supply Stack
®,

0
10,000
20,000
30,000
40,000
50,000
60,000
0 4 8 12 16 20
Hour
Load
(aGW)
0
200
400
600
800
1,000
1,200
1,400
Wind Output
(MW)
ERCOT Average Daily Profile Of Load And Wind
Source: ERCOT
ERCOT average daily profile of load and wind output
August 08; mixed measures
Wind operating characteristics necessitate additional resources for reliability
Average
Load
Average
Wind Output

Texas Wind Additions
0
2,000
4,000
6,000
8,000
10,000
12,000
Pre 01 01 02 03 04 05 06 07 08 09 09E 10E
RPS  Target
of 2,880 MW
by 2009
RPS  Target
of 5,880 MW
by 2015
CREZs
Designated
ERCOT SGIA
Cumulative wind capacity additions in Texas
Pre-01-10E; MW
1
Renewable Portfolio Standard
2
Signed Generation Interconnect Agreement; Includes 60MW of January 2009 installed wind capacity
3
As of March 31, 2009
Source: ERCOT – March 2009 System Planning Report to the Reliability and Operations Subcommittee
3
2
1
1

ERCOT Reserve Margins
ERCOT reserve margin
06-13; percent
18
18
19
21
16
19
18
15
0
5
10
15
20
25
06 07 08 09 10 11 12 13
Dec. 15, 2008
2
1 Historical reserve margins shown in a manner consistent with ERCOT view of subtracting Load Acting as a Resource (LAAR) from system peak load
2 Does not reflect events after December 2008, such as Luminant’s retirement of 2,226 MW of gas plant capacity and planned mothball or retirement of an additional 1,790
MW of gas plant capacity of which 655 MW is subject to negotiation for RMR status with ERCOT.
Source: ERCOT CDR as of December 15, 2008
The ERCOT market currently appears to be reasonably positioned to support
Texas’ needs through 2013.
Year
Targeted minimum
reserve margin is 12.5%
Actuals
1

NYMEX settled natural gas prices[1]
03-08; $/MMBtu

16
14
12
10
8
6
4
2
0
$/MMBtu
2003
2004
2005
2006
2007
2008

NYMEX forward natural gas prices[2]
Bal 09-11; $/MMBtu

Bal09
2010
2011
16
14
12
10
8
6
4
2
0
$/MMBtu
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09

Houston Ship Channel settled natural gas prices[1]
03-08; $/MMBtu

16
14
12
10
8
6
4
2
0
$/MMBtu
2003
2004
2005
2006
2007
2008

Houston Ship Channel forward natural gas prices[2]
Bal 09-11; $/MMBtu

Bal09
2010
2011
16
14
12
10
8
6
4
2
0
$/MMBtu
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09

Market Price Snapshot
1
Settled prices are monthly averages.
2
Forward prices reflect market observable quotes during the 12 months ended March 31, 2009 for the following delivery periods: Apr-Dec 09, Calendar 2010 and Calendar 2011.

0
2
4
6
8
10
12
14
16
Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09
Bal09 2010 2011
0
2
4
6
8
10
12
14
16
2003 2004 2005 2006 2007 2008
Market Price Snapshot
0
2
4
6
8
10
12
14
16
2003 2004 2005 2006 2007 2008
ERCOT North Zone 7x24 settled heat rate
1,2
03-08; MMBtu/MWh
ERCOT North Zone 7x24 forward heat rate
1,3
Bal 09-11; MMBtu/MWh
ERCOT North Zone 5x16 forward heat rate
1,3
Bal 09-11; MMBtu/MWh
ERCOT North Zone 5x16 settled heat rate
1,2
03-08; MMBtu/MWh
1
Market heat rate calculated by dividing 7x24 and 5x16 power prices, as appropriate, by Houston Ship Channel natural gas prices
2
Settled prices are monthly averages.
3
Forward prices reflect market observable quotes during the 12 months ended March 31, 2009 for the following delivery periods: Apr-Dec 09, Calendar 2010 and Calendar 2011.
0
2
4
6
8
10
12
14
16
Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09
Bal09 2010 2011

Luminant Operating Performance
75
80
85
90
95
100
Luminant vs. U.S. nuclear capacity factors
Percent
Top decile
94.9%
Top quartile
93.9%
Median
92.6%
5
10
15
20
25
30
35
Luminant vs. U.S. Nuclear O&M
$/MWh
Top decile
11.51 Median
14.19
Top quartile
12.52
50
60
70
80
90
100
Luminant vs. U.S. lignite fleet net capacity factors
Percent
Top decile
86.3%
Top quartile
81.7%
Luminant vs. U.S. lignite fleet O&M
$/MWh
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
Top decile
3.3
Top quartile
4.2
Luminant has industry leading performance relative to other baseload generators.
Luminant 05–07 fleet avg. = 85.5%
Luminant 08 fleet = 82.9%
Luminant 05–07 fleet avg.
1
= 96.2%
Luminant 08 fleet = 95.2%
2
Luminant 05–07 fleet avg. = 3.14
Luminant 08 fleet = 3.29
Luminant 05–07 fleet avg. = 11.57
Luminant 08 fleet
2
= 12.61
1
2007 capacity factor has been adjusted to reflect a normal outage vs. steam generator replacement outage.
2
Increase in $/MWh and decrease in capacity factor mainly due to two outages in 2008
3
Capacity factors based on nameplate rating of 2,300MW
Sources: EUCG; GKS.
Luminant 06–08 fleet avg.
1
= 97.5%
Luminant 06–08 fleet avg. = 11.24
3

High-Performance Nuclear Operator
80%
82%
84%
86%
88%
90%
92%
94%
96%
98%
100%
2003 2004 2005 2006 2007 2008
EFH Industry
1 2005 & 2008 were two outage years for Comanche Peak
2 2007 – steam generator replacement – world record 55 days
Sources: EUCG, Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
Consistent high performance
80%
82%
84%
86%
88%
90%
92%
94%
96%
98%
100%
EFH (2) CEG (5) EXC (17) ETR (11) SO (4) PGN (5) D (7)
Operator (# of Reactors)
Range 6-Year Avg.
Average nuclear fleet capacity factor
18 month cycle plants
03-08; percent
Range of nuclear fleet 3-year avg. capacity factor
03-08; percent
1
2
1

High-Performance Coal Operator
70%
75%
80%
85%
90%
95%
100%
2003 2004 2005 2006 2007
EFH Industry
Consistent high performance
Average coal fleet capacity factor
03-07; percent
Range of coal fleet 2-year average capacity factor
03-07; percent
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
EFH (9) AYE(8) DYN(4) EIX(8) MIR(2) NRG(9) RRI(7)
Operator (# of Units)
Range
5 Yr Average
1
Based on unscrubbed merchant units greater than 450 MW.  Industry total excludes EFH plants
2 Includes merchant units greater than 450 MW
Source:  Velocity Suite (Energy Velocity)
1
2

0
10
20
30
40
50
60
70
2003 2004 2005 2006 2007 2008
EFH Industry
Impact Of Refueling Outages
16
17
18
19
20
2003 2004 2005 2006 2007 2008
0
1
2
3
EFH
# of Refueling Outages
Avg. nuclear fleet refueling outage duration - 18 month cycle units
03-08; days
Nuclear fleet output
03-08; thousand GWh
Based on the refueling cycle, 1 refueling
outage will occur in 2009
2009 Refueling Outage Impact
2008 reflects 2 refueling outages
2008 outages were 19 days and 21 days
2008 Refueling Outage Impact
18 months
Duration: ~18-22 days
Nuclear Refueling Cycle
1 2005 and 2008 were dual refueling outage years; this graph shows the average outage duration for each of those years.
World record steam
generator outage
World record steam
generator outage
1

41,000
42,000
43,000
44,000
45,000
46,000
47,000
2003 2004 2005 2006 2007 2008
0
50
100
150
200
250
Net Gen
# of PO Days
Coal Fleet Output
Coal fleet output
03-08; GWh
Overhaul cycle and outage scope drive
duration
2009 Planned Outage Impact
2008 reflects 136 planned outages days
2008 average major outage duration was
48 days
2008 Planned Outage Impact
3 or 4 year overhaul cycle depending on
unit
Duration is scope dependent
Coal Fleet Planned Outage Cycle

Luminant Generation Facilities
Generation capacity in ERCOT
At 3/31/09; MW
Nuclear 2,300 MW
Lignite/coal 5,837 MW
Lignite –
new¹
2,181 MW
Natural gas²
10,228 MW
Total 20,546 MW
1
Represents 2,181 MW of new lignite-fueled generation under construction that is expected to come online in 2009 and 2010.
2
Includes 818 MW of mothballed gas plant capacity and 4,016 MW of gas plant capacity intended to be mothballed or retired. As of 5/08/09, total capacity was 18,320 MW, reflecting the retirement in May 2009 of 10 units (2,226 MW) of gas-fueled generation and 2,181 MW of new coal-fueled generation under construction.
HOUSTON
SAN ANTONIO
AUSTIN
WACO
MIDLAND
LUFKIN
ODESSA
DALLAS
TYLER
FORT
WORTH
Power Plants
Natural gas
Lignite/coal
Lignite, new build
Nuclear

Luminant Solid-Fuel Development Program
Sandow Power Plant Unit 5
Rockdale, Texas
Oak Grove Power Plant
Robertson County, Texas
~80 Percent complete at 3/31/09
Texas lignite Primary fuel
Late 2009/Mid 2010 Commercial operation date
1,600 MW Estimated net capacity
May 2009 Synchronize to grid
Texas lignite Primary fuel
Mid 2009 Commercial operation date
581 MW Estimated net capacity
Luminant’s construction of three new lignite-fueled generating units continues to track on time and on budget, with Sandow 5 beginning start-up/testing.

Luminant Is Maintaining The Optionality To
Construct A Next-Generation Nuclear Facility
HEAVY INDUSTRIES, LTD.
…partnering with
…partnering with
a world-class
a world-class
equipment provider…
equipment provider…
Luminant is…
…
…
and leveraging existing
and leveraging existing
site, water rights, and
site, water rights, and
leadership team.
leadership team.
The Nuclear Regulatory Commission accepted Mitsubishi’s design certification application (DCA) and
Luminant’s combined license application (COLA) for review, and the Department of Energy accepted parts
1 and 2 of Luminant’s loan guarantee application for two new nuclear generation units, having approximately 1,700 MW (gross) each, at its existing Comanche Peak nuclear generation site.

BBB  (+6) BBB+  (+8) Baa3  (+6) Secured Notes
Oncor
BBB  (+6) BBB+  (+8) Baa3  (+6) Secured Credit Facility
B B- B3 Issuer rating
CCC  (-3) CCC  (-2) Caa2  (-2) Unsecured
B  (0) CCC  (-2) Caa1  (-1) Cash Pay/PIK Toggle
BB  (+3) B+  (+2) B1  (+2) Credit Facilities (secured)
EFC Holdings Corp.
CCC  (-3) CCC  (-2) Caa2  (-2) Senior Unsecured (Pre-10/07)
B+  (+1) B- (0) Caa1   (-1) Cash Pay/PIK Toggle
EFH Corp.
TCEH Company LLC
CCC  (-3) CCC  (-2) Caa2  (-2) Secured
AAA AAA Aaa Oncor Transition Bonds
CCC  (-3) CCC  (-2) Caa2  (-2) Pre-10/07 debt
CCC  (-3) CCC  (-2) Caa2  (-2) PCRBs
Fitch¹
S&P
Moody’s¹
Issuer/Security
EFH Corp. Issuer/Debt Ratings
Issuer/Debt ratings for EFH Corp. and its subsidiaries
As of 3/31/09; rating agencies credit ratings
1 In March 2009, Moody’s downgraded ratings for EFH Corp. and TCEH and confirmed the outlook for EFH Corp. and TCEH as negative, citing the current material degradation in economic factors combined with declining fundamentals associated with weaker commodity prices. Moody’s ratings outlook for Oncor remains stable.  In March 2009, Fitch downgraded certain ratings for EFH Corp., EFC Holdings and TCEH and changed the outlook for EFH Corp., EFC Holdings and
TCEH from stable to negative, citing the effect of the lower economic slowdown in Texas and lower than anticipated market heat rates in ERCOT.  Fitch’s ratings outlook for Oncor remains stable.

Debt Maturity Schedule
EFH Corp. annual long-term debt maturities
As of 3/31/09, 09-14 and thereafter; $ millions
Relatively low long-term debt maturities through 2013.
2009 2010 2011
162
308
663
950 954
20,400
17,166
19,382
7,917
6,249
3,000
286
650
700
233
2012 2013 2014 Thereafter
1
Excludes borrowings under the TCEH and Oncor Revolving Credit Facility maturing in 2013, the Deposit Letter of Credit Facility maturing in 2014, Oncor Electric Delivery Transition
Bonds and unamortized discounts and premiums.  Includes amortization of the $4.1 billion DDTL and additional debt to be issued in May 2009 related to the April 2009 PIK election of the EFH and TCEH Toggle Notes.
TCEH
EFH Corp./Other
Oncor
150
294
648
1

EFH Business Services
EFH Business Services provides centralized, shared services to the business units.
EFH
Business
Services
Finance Public Affairs Legal
Human
Resources
Controller
Internal Audit
Financial Planning
Tax
Risk Management
Treasury
Performance Improvement
Information Technology
Human Resources
Administrative Services
Federal Advocacy
State Advocacy
Communications
State and Local Public
Affairs
Legal
Corporate Secretary
Corporate Strategy
Business Development
Strategy

Energy Future Holdings

ONCOR

TXU Energy

Luminant

EFH Corp. Stakeholder Commitments
Entity
Status¹
Key Commitments
Create a Sustainable Energy Advisory Board (SEAB) to advise the company on environmental policies
Maintain employee compensation, health benefits and retirement programs through end of 2008
Voluntarily filed for PUC review of LBO with regard to Oncor
Minimum capital spending of $3.6 billion over a five-year period
Demand reduction program including an additional 5-year, $100 million investment in conservation and energy efficiency
Deliver 15% residential price cut to legacy PTB customers with guaranteed price protection through 2008
Additional price protection against rising electricity costs through
December 2009 for legacy PTB customers
Five-year commitment, through 2012, to invest $100 million in innovative energy efficiency and conservation approaches, including new tools for customers to manage their own electricity usage
Terminate eight planned coal-fueled units
Provide increased investment in alternative energy
Double wind energy purchases to 1,500 MW
1 indicates completed or in progress.
We are honoring our commitments to key stakeholders.

Financial Definitions
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense
(benefit) plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles.  GAAP
The purchase method of accounting for a business combination as prescribed by Statement of Financial
Accounting Standards No. 141, “Business Combinations,” whereby the cost or “purchase price” of a business combination, representing the amount paid for the equity and direct transaction costs, are allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.  The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such non-cash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization, other income and interest expense in the income statement.
Purchase Accounting
Total debt, including securitization and Commodity Collateral Posting Facility, less cash on hand and restricted cash.
Net Debt (non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, interest income, income from discontinued operations and other adjustments allowable under the EFH Corp. Senior Notes bond indenture.
Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes.
Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Twelve Months Ended March 31, 2009
$ millions
(479) Oncor EBITDA
8,090 Impairment of goodwill
(150) Net income attributable to noncontrolling interests
29 Non-cash compensation expenses (FAS 123R)
25 Losses on sale of receivables
(4,954) Unrealized net gain resulting from hedging transactions
419 Purchase accounting adjustments
1,218 Impairment of other assets and inventory write down
(23) Interest income
82 Amortization of nuclear fuel
2 EBITDA amount attributable to consolidated unrestricted subsidiaries
Adjustments to EBITDA (pre-tax):
1,550 Oncor distributions/dividends
4,759 Interest expense and related charges
(8,127) Net loss attributable to EFH Corp.
522 Income tax expense
1,622 Depreciation and amortization
(1,224) EBITDA
3/31/09 Factor
Note: Table and footnotes to this table can be found on following page.
1
2
3
4

Table 1: EFH Corp. Adjusted EBITDA Reconciliation (continued from previous page)
Twelve Months Ended March 31, 2009
$ millions
(3) Equity losses of unconsolidated affiliate engaged in broadband over power lines
68 Transaction and merger expenses
7
45 Transition and business optimization costs
6
10 Severance expense
5
(21) Insurance settlement proceeds
8
100 Expenses incurred to upgrade or expand a generation station
10
40 Restructuring and other
9
4,571 Adjusted EBITDA per Restricted Payments Covenant
(253) Add back Oncor adjustments
4,824 Adjusted EBITDA per Incurrence Covenant
3/31/09 Factor
1
Includes $1.253 billion distribution of net proceeds from the sale of Oncor noncontrolling interests in November 2008.
2
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
3
Includes impairments of emission allowances and trade name intangible assets, impairment of the natural gas-fueled generation fleet and charges related to the cancelled development of coal-fueled generation facilities.
4
Excludes capitalized amounts.
5
Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
6
Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
7
Includes costs related to the Merger, abandoned strategic transactions and a terminated joint venture.  Also includes administrative costs related to the cancelled program to develop coal-fueled generation facilities, the Sponsor management fee, costs related to certain growth initiatives and costs related to the Oncor sale of noncontrolling interests.
8
Includes the amount received for property damage to certain mining equipment.
9
Includes a litigation accrual and the charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc.
10
Reflects non-capital outage costs.

Table 2: TCEH Adjusted EBITDA Reconciliation
Twelve Months Ended March 31, 2009
$ millions
2 EBITDA amount attributable to consolidated unrestricted subsidiaries
8,070 Impairment of goodwill
36 Transition and business optimization costs
11 Transaction and merger expenses
9 Severance expense
10 Noncash compensation expenses (FAS 123R)
25 Losses on sale of receivables
372 Purchase accounting adjustments
1,210 Impairment of other assets and inventory write down
(58) Interest income
82 Amortization of nuclear fuel
(4,954) Unrealized net gain resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
3,717 Interest expense and related charges
(7,087) Net loss
600 Income tax expense
1,099 Depreciation and amortization
(1,671) EBITDA
3/31/09 Factor
Note: Table and footnotes to this table can be found on following page.
1
2
3
4
5
6

Table 2: TCEH Adjusted EBITDA Reconciliation (continued from previous page)
Twelve Months Ended March 31, 2009
$ millions
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 Includes impairments of emission allowances and trade name intangible assets and impairment of the natural gas-fueled generation fleet.
3 Excludes capitalized amounts.
4 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Includes costs related to the Merger and costs related to certain growth initiatives.
7 Includes the amount received for property damage to certain mining equipment.
8 Includes the charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc.
9 Reflects non-capital outage costs.
10 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
19 Other adjustments allowed to determine adjusted EBITDA per Maintenance Covenant
10
225 Expenses related to unplanned generation station outages
9
(21) Insurance settlement proceeds
7
100 Expenses incurred to upgrade or expand a generation station
9
35 Restructuring and other
8
3,502 Adjusted EBITDA per Maintenance Covenant
3,258 Adjusted EBITDA per Incurrence Covenant
3/31/09 Factor

(1) Severance expense
1 Transaction and merger expenses
(42) Purchase accounting adjustments
860 Impairment of goodwill
522 EBITDA
327 Interest expense and related charges
497 Depreciation and amortization
211 Income tax expense
(43) Interest income
1,297 Adjusted EBITDA
(513) Net income
3/31/09 Description
1 Purchase accounting adjustments include accretion of an adjustment (discount) in value of certain regulatory assets as a result of purchase accounting.
Table 3: Oncor Adjusted EBITDA Reconciliation
Twelve Months Ended March 31, 2009
$ millions
1

Table 4: EFH Corp. Net Debt Reconciliation
As of March 31, 2009 and 2008
$ millions
40,084 39,355 Net debt
(1,337) (1,319) Restricted cash
(86) (1,535) Cash and cash equivalents
- (400) Investments posted with counterparty
Less:
38,620 40,989 Long-term debt, less amounts due currently
2,509 1,297 Short-term borrowings
378 323 Long-term debt due currently
41,507 42,609 Total debt
3/31/08 3/31/09 Description

Table 5: TCEH Net Debt Reconciliation
As of March 31, 2009
$ millions
28,422 Net debt
(1,251) Restricted cash
(800) Cash and cash equivalents
Less:
29,374 Long-term debt, less amounts due currently
900 Short-term borrowings
199 Long-term debt due currently
30,473 Total debt
3/31/09 Description

Table 6: Oncor Net Debt Reconciliation
As of March 31, 2009
$ millions
5,479 Net debt
(68) Restricted cash
(32) Cash and cash equivalents
Less:
5,078 Long-term debt, less amounts due currently
397 Short-term borrowings
104 Long-term debt due currently
5,579 Total debt
3/31/09 Description